Exhibit 99.2

DISCLOSURE STATEMENT 2011 2012 2013 2014 2015 This presentation and other CHS Inc. publicly available presentations contain, and CHS officers and representatives may from time to time make, “forward–looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Report Act of 1995. Forward–looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward–looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS current beliefs, expectations and assumptions regarding the future of its businesses, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of CHS control. CHS actual results and financial condition may differ materially from those indicated in the forward–looking statements. Therefore, you should not rely on any of these forward–looking statements. Important factors that could cause CHS actual results and financial condition to differ materially from those indicated in the forward–looking statements are discussed or identified in CHS public filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10–K for the fiscal year ended August 31, 2016. Any forward–looking statements made by CHS in this presentation are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to publicly update any forward–looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

CARL CASALE President & CEO

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FUTURE

PASSION

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2016 an overview

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PRIORITIES

SAFETY

CUSTOMER ENGAGEMENT

TALENT DEVELOPMENT

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COOPERATIVE STORY

2016 an overview

2016 an overview

2016 an overview

JOB CREATION MULTIPLIER 5.0

SUSTAINABILITY

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2016 an overview communication communication communication communication communication communication communication

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2016 an overview

2016 an overview commit to communicating

2017 the year of two-way communication

2017

COMMUNICATION: IT’S ESSENTIAL

HELPING YOU GROW. TODAY. TOMORROW.

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# DISCLOSURE STATEMENT

This presentation and other CHS Inc. publicly available presentations contain, and CHS officers and representatives may from time to time make, “forward–looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Report Act of 1995. Forward–looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward–looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS current beliefs, expectations and assumptions regarding the future of its businesses, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of CHS control. CHS actual results and financial condition may differ materially from those indicated in the forward–looking statements. Therefore, you should not rely on any of these forward–looking statements. Important factors that could cause CHS actual results and financial condition to differ materially from those indicated in the forward–looking statements are discussed or identified in CHS public filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10–K for the fiscal year ended August 31, 2016. Any forward–looking statements made by CHS in this presentation are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to publicly update any forward–looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

# CARL CASALE

## President & CEO

THE ESSENTIALS

2016 CHS ANNUAL MEETING




FUTURE


PASSION


COOPERATIVE
ENERGY
COMPANY
PROPANE
1075





an overview

2016









# THE ESSENTIALS

2016 CHS ANNUAL MEETING


PRIORITIES


WESTEEL-ROSCO
PROPANE
SAFETY


CUSTOMER
ENGAGEMENT


BURNETT DAIRY
Real farms.
Real flavor.
WOOD RIVER
CREAMERY
CRAFTED
with care to
SERVE
with pride.
TALENT
DEVELOPMENT






EXIT
Keynote Speaker:
Management techniques
from the best ship
in the Navy
Captain Michael Abrashoff
Former Commander: USS Benfold


COOPERATIVE
STORY



STRONGER
TOGETHER
C
STRONGER
TOGETHER
Rural America benefits
from cooperative spirit
CREATING MORE
TOGETHER
BUILDING
TOGETHER
TOGETHER
E'RE BETTER
CHS
TOOLS THAT TELL THE COOPERATIVE STORY.
an overview
2016



MyCHS Log-in | Careers | News & Media | Global Locations

CHS

Our Company | Agriculture | Energy & Industrial | Food & Ingredients | Business Services | Stewardship

## ECONOMIC IMPACT STUDY: STATE-BY-STATE RESULTS

CHS commissioned business consulting firm Ernst & Young (EY) to take an in-depth look at the company's economic impact on in America. The firm analyzed data including CHS U.S. sales, earnings, employment, patronage to owners and capital expenditures.

EY found CHS economic activity supported more than 60,700 jobs directly and indirectly, far exceeding the company's 12,100 employees.

"That means for every job CHS creates itself, there are four more jobs supported indirectly in the community as a result of the economic activity from the cooperative system," Carl Casale, CHS president and chief executive officer, said. "This 'job multiplier' factor far surpasses that of other sectors of the economy."

The report, based on CHS fiscal 2014 data, showed CHS $33.45 billion in gross global business in the U.S. translated to direct gross economic output of nearly $10.5 billion dollars locally. In addition, each $1 million of CHS economic output supported an additional $600,000 in output for other U.S. businesses. The study analyzes CHS economic data and impact for all U.S. states and every congressional district. For more details visit www.valueofthecoop.com.

Take a look at the state-by-state impact of CHS:

| | | | | |
|---|---|---|---|---|
| Alabama | Hawaii | Massachusetts | New Mexico | South Dakota |
| Alaska | Idaho | Michigan | New York | Tennessee |
| Arizona | Illinois | Minnesota | North Carolina | Texas |
| Arkansas | Indiana | Mississippi | North Dakota | Utah |
| California | Iowa | Missouri | Ohio | Vermont |
| Colorado | Kansas | Montana | Oklahoma | Virginia |

2016

an overview



# CHS U.S. economic impact

CHS contributions to the U.S. economy include not only the direct activity of the company's ag, energy and corporate operations, but also the indirect and induced effects related to CHS supplier and employee earnings. Through its operations and investments, CHS supports jobs, business revenues and taxes for households, businesses and governments. Estimates are based on CHS 2014 operations.

## CHS U.S. direct, indirect and induced contributions related to operations

60,771 Jobs

$3.9B

$29.6B

$1.2B Federal, state and local taxes

$1.2B in federal, state, and local taxes

For every CHS employee, **5 total jobs** are supported throughout the U.S.

1x Direct (CHS) 12,103 + 4x Indirect and induced 48,668 = 5x Total 60,771

## CHS supports jobs across the U.S.

Top 5 states

## Supporting jobs across the economy

Direct, indirect and induced jobs by industry

## Other contributions

### U.S. investments

Each year, CHS makes substantial capital investments in construction, machinery, equipment, tanks, grain storage, IT and other equipment.

$910m

$745m

10,211 jobs

### Grain purchases

CHS is a global leader of grain sourcing and marketing.

$14.8B

210,092

### Patronage dividends

$373m

4,691

an overview

2016


JOB CREATION MULTIPLIER
5.0


CENEX
SUSTAINABILITY






BRASKA
HUSKERS



communication
communication
communication

# communication

communication
communication
communication

an overview

2016




CHS
2016 YOUR CHS TOWN HALL
REPORT TO OWNERS
2016 YOUR CHS TOWN HALL – WHAT YOU THOUGHT

an overview

# 2016

# commit to communicating

an overview

2016

# the year of two-way communication

2017

## Let's Keep in Touch in 2017!

Commit to communicate. Share your email address and we'll make sure you're always on top of the latest CHS news, update calls and meetings, and other opportunities to connect with your cooperative's leaders.

Complete this card and return to the ushers

Name: ____________________________________________

__ CEO/Manager  __ Director

__ New Leader  __ Other ________________________

Email:____________________________________________

You may also email your information (or add other contacts with a message to CHSAnnualMeeting@chsinc.com)

**Communication. It's Essential.**

CHS

2017


COMMUNICATION:
IT'S ESSENTIAL


HELPING YOU GROW.
TODAY. TOMORROW.